OPERATING LEASES	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
OPERATING LEASES	OPERATING LEASES

Rental income

The minimum future revenues to be received under the Company's non-cancelable operating leases on its vessels as of December 31, 2021, are as follows:

Year ending December 31,	(in thousands of $)
2022	430,170
2023	379,089
2024	260,409
2025	108,002
2026	105,541
Thereafter	101,174
Total minimum lease revenues	1,384,385

The minimum future revenues above are based on payments receivable from the charterers and do not include contingent rental income. Revenues included in income are recognized on a straight-line basis.

Contingent rental income

As of December 31, 2021, the Company had installed scrubbers or EGCS on 16 vessels accounted for as operating leases (seven container vessels, seven Capesize bulk carriers and two Suezmax tankers), three container vessels accounted for as finance leases and two VLCCs accounted for as direct financing leases. As part of the agreement for the installation of scrubbers on the seven container vessels (2020: five), which were on time charter contracts, accounted for as operating leases, it was agreed that the Company will receive contingent income based on the cost savings achieved by the charterer on fuel arising from using the scrubbers from January 1, 2020. During the year ended December 31, 2021, the Company recorded an income of $10.6 million in connection with the cost savings agreement (December 31, 2020: $3.9 million).

The cost and accumulated depreciation of vessels (owned and under finance leases) leased to third parties on non-cancelable operating leases as of December 31, 2021 and 2020 were as follows:

(in thousands of $)	2021	2020
Cost	3,393,588	2,245,889
Accumulated depreciation	(610,622)	(465,033)
Total	2,782,966	1,780,856